UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Glen Lennox Drive, Suite 300

Chapel Hill, North Carolina 27517

(Address of principal executive offices) (Zip Code)

919-855-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TENX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 28, 2023, Tenax Therapeutics, Inc. (the “Company”) received formal notice that the Nasdaq Stock Market LLC (“Nasdaq”) granted the Company’s request for an extension through March 25, 2024 (the “Extension Notice”) to evidence compliance with the $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). If at any time before March 25, 2024, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with the Bid Price Rule.

As previously disclosed, on March 29, 2023, Nasdaq notified the Company that the Company no longer satisfied the Bid Price Rule and was therefore subject to delisting (the “Original Notification”).  The Company had 180 days, or until September 25, 2023, to achieve compliance with the Bid Price Rule. The Company applied for an extension of the compliance period with Nasdaq, as permitted under the Original Notification. The Company indicated to Nasdaq that it met the continued listing requirement for market value of publicly-held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Bid Price Rule, and provided notice of its intention to cure the deficiency during the extended compliance period by effecting a reverse stock split, if necessary.

If the Company does not regain compliance with the Bid Price Rule by March 25, 2024, Nasdaq will provide written notice to the Company that its common stock is subject to delisting. At that time, the Company may appeal the determination to a Nasdaq hearings panel. The request for a hearing will stay any suspension or delisting action pending the issuance of the hearing panel’s decision.

The Extension Notice has no effect at this time on the listing of the Company’s common stock, which will continue to trade on The Nasdaq Capital Market under the symbol “TENX”. The Company is currently evaluating its options for regaining compliance. There can be no assurance that the Company will be able to regain compliance with the Bid Price Rule, even if it maintains compliance with the other listing requirements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2023	Tenax Therapeutics, Inc.

	By:	/s/ Christopher T. Giordano
Christopher T. Giordano
President and Chief Executive Officer

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